SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No.  )

      Filed by the Registrant |X|

      Filed by a Party other than the Registrant |_|

      Check the appropriate box:

      |_|   Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      |X|   Definitive Proxy Statement

      |_|   Definitive Additional Materials

      |_| Soliciting Material Pursuant to Section240.14a-11(c) or Section240.14a-12

                               R-TEC HOLDING, INC.
                (Name of Registrant as Specified In Its Charter)

          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:


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                               R-TEC HOLDING, INC.
                             1471 E. Commercial Ave.
                              Meridian, Idaho 83642
                                  (208)887-931

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    TIME: 6:00 p.m. Mountain Standard Time on Tuesday, November 19, 2002

                    PLACE:             Nampa Civic Center
                                       311 3rd Street South
                                       Nampa, Idaho 83651

                    ITEMS OF
                    BUSINESS:          (1) To elect four directors to the
                                           Board of Directors to each serve a
                                           one year term.

                                       (2) To ratify the selection of Balukoff,
                                           Lindstrom & Co., P.A. as the
                                           Company's independent auditors for
                                           the Company's fiscal year ending
                                           December 31, 2002.

                                       (3) To approve an amendment to the
                                           Articles of Incorporation of the
                                           Company to increase the
                                           authorized shares of voting
                                           common stock from 30,000,000 to
                                           60,000,000 shares.

                                       (4) To transact other business as may
                                           properly come before the meeting
                                           or any adjournments or
                                           postponements thereof.

                    RECORD DATE:           You are entitled to vote if you were
                                           a stockholder at the close of
                                           business on October 1, 2002. A list
                                           of shareholders will be available for
                                           inspection for a period of 10 days
                                           prior to the meeting at the Company's
                                           principal office identified above and
                                           will also be available for inspection
                                           at the meeting.

                    VOTING BY PROXY:       Please submit a proxy as soon as
                                           possible so That your shares can be
                                           voted at the meeting in accordance
                                           with your instructions. For specific
                                           instructions on voting, please refer
                                           to the instructions on the proxy
                                           card.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           DOUGLAS G. HASTINGS
                                           President and CEO

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (POSTAGE IS PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE YOUR PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.


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                               R-TEC HOLDING, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 2002

                                 PROXY STATEMENT

                               -------------------

This Proxy Statement relates to the Annual Meeting of Stockholders of R-Tec Holding, Inc., (the "Company"), an Idaho corporation, to be held on November 19, 2002, at 6:00 p.m., at the Nampa Civic Center, 311 3rd Street South, Nampa, Idaho 83651 including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about November 1, 2002. THEY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, NONPAR VALUE ("COMMON STOCK"), AND PREFERRED STOCK ("SERIES A CONVERTIBLE PREFERRED STOCK"), FOR USE AT THE MEETING. Holders of preferred stock of the Company are also entitled to vote as if they had converted their shares to common stock prior to the meeting with respect to the matters to be considered at the meeting.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote his/her shares in person may also revoke his/her proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001, is being furnished with this Proxy Statement to stockholders of record on October 1, 2002. The Annual Report to Stockholders does not constitute a part of the proxy solicitation material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

In this Proxy Statement:

- "we", "Company" and "R-Tec Holding" mean R-Tec Holding, Inc., an Idaho corporation with principal executive offices located at 1471 E. Commercial Ave., Meridian, IDAHO 83642;

-     references to fiscal years are to our fiscal years ended December 31; and

- holding shares in "street name" means your R-Tec Holding shares are held in an account at a brokerage firm and the stock certificates and record ownership are not in your name;


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                              QUESTIONS AND ANSWERS

Q:    WHY DID THE COMPANY SEND ME THIS PROXY STATEMENT AND PROXY CARD?

A: We sent you this Proxy Statement and proxy card because you owned shares of R-Tec Holding common stock and/or shares of R-Tec Holding Series A Preferred on the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision. The proxy card is used for voting.

Q.    WHAT IS THE EFFECT OF SIGNING AND RETURNING THE PROXY CARD?

A. When you sign and return the proxy card, you appoint Douglas G. Hastings, Gary A. Clayton and Rulon L. Tolman as your representatives at the meeting. These individuals, as the proxy holders, will vote your shares, as you have instructed them on the proxy card, at the meeting. In this way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change. You can always vote in person at the meeting, even if you have already sent in your proxy card.

      It is not expected that any matters other than those described in this Proxy Statement will be brought before the meeting. However, if any other matters properly come before the meeting, the individuals named as proxies will be authorized by your proxy to vote on those matters in their discretion.

Q:    WHAT AM I VOTING ON?

A:    You are being asked to vote on the following:

            (1) To elect four directors to the Board of Directors to serve a one year term.

            (2) To ratify the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent auditors for the Company's fiscal year ending December 31, 2001.

            (3) To approve an amendment to the Articles of Incorporation of the Company to increase the authorized shares of voting common stock from 30,000,000 to 60,000,000 shares.

            (4) To transact other business as may properly come before the meeting or any adjournments or postponements thereof.

      Stockholders will be entitled to one vote for each share of common stock Or Series A Preferred stock held. Stockholders do not have the right to cumulate their votes in the election of directors. In accordance with the Idaho Business Corporation Act and our Articles of Incorporation and Bylaws, if a quorum is present at the meeting:

            (1) the four nominees for director who receive the highest number of affirmative votes cast in the election of directors will be elected;

            (2) the proposal to ratify the appointment of independent public accountants will be approved if such proposal receives the affirmative vote of a majority of the votes cast;

            (3) the proposal to approve an amendment to the Articles of Incorporation of the Company to increase the authorized shares of voting common stock from 30,000,000 to 60,000,000 shares will be approved if such proposal receives the affirmative vote of a majority of the votes cast;


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

Q:    HOW DO I VOTE?

A: There are two ways in which you may vote (please see detailed instructions on your proxy card). First, mail in your completed, signed and dated proxy card. PLEASE NOTE, however, that if you return a signed card but do not provide voting instructions, your shares will be voted in favor of the four named nominees for director and in favor of each of the proposals outlined above. Second, vote in person by attending the meeting. We will pass out written ballots to stockholders who desire to vote in person at the meeting. PLEASE NOTE, however, that if you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Q:    WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY CARD?

A: You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the voting at the meeting by doing any one of the following:

            -     delivering written notice of revocation to the Corporate
                  Secretary;

            -     submitting a proxy card with a later date; or

            -     attending the meeting and voting in person.

Q:    WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

A: If your shares are held in street name, your brokerage firm may either vote your shares on "routine" matters (such as election of directors) or leave your shares unvoted. Your brokerage firm cannot vote on "non-routine matters" such as a proposal submitted by a stockholder. Accordingly, we encourage you to provide instructions to your brokerage firm by completing the proxy that they send to you. This ensures that your shares will be voted at the meeting.

Q:    HOW ARE ABSTENTIONS COUNTED?

A: Stockholders may abstain from voting for the nominees for director and may abstain from voting on the other proposals. While we are not aware of there any definitive statutory or case law authority in the State of Idaho as addressing the proper treatment of abstentions, we believe that Abstentions should be counted for the purposes of determining both (1) the presence or absence of a quorum for the transaction of business at the meeting and (2) the total number of votes cast with respect to a proposal (other than the election of directors). We will treat abstentions in this manner. Accordingly, abstentions will have the same effect as voting against a proposal (other than the election of directors), since approval of these matters is based solely on the number of votes actually cast. With respect to the election of directors, the nominees who receive the most votes cast are elected as directors. Since abstentions do not represent votes cast in favor of any nominee, abstentions have no effect on the election of directors.


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

Q:    WHAT IS A "BROKER NON-VOTE"?

A: As discussed briefly above, brokerage firms and other intermediaries holding shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions from their customers, brokers will generally have the discretion to vote such shares on "routine" matters (E.G., election of directors), but not on "non-routine" matters (E.G., stockholder proposals). The absence of a vote with respect to any non-routine matter under these circumstances is referred to as a "broker non-vote".

Q:    HOW ARE BROKER NON-VOTES COUNTED?

A: Pursuant to applicable law, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for determining the number of votes cast with respect to the particular proposal on which a broker has expressly not voted. We intend to treat broker non-votes in this manner. Accordingly, a broker non-vote will not affect the outcome on any proposal, since approval of these matters is based solely on the number of votes actually cast.

Q:    WHAT IS A "QUORUM?"

A: A "quorum" is the number of shares that must be present, in person or by proxy, at the meeting for business to be transacted at the meeting. The required quorum for the meeting is a majority of the shares outstanding as of the record date. All completed and signed proxy cards, whether representing a vote for, against, withheld, abstained or a broker non-vote, will be counted toward the presence of a quorum at the meeting.

Q:    IS THERE A LIST OF STOCKHOLDERS AVAILABLE FOR MY REVIEW?

A: A complete list of stockholders will be available during normal business hours for ten days prior to the meeting at our headquarters at 1471 E. Commercial Ave., Meridian,Idaho 83642. A stockholder may examine the list for any legally valid purpose related to the meeting. The list will also be available during the Annual Meeting for inspection by any stockholder present at the meeting.

Q:    HOW MANY SHARES CAN VOTE AT THE MEETING?

A: As of the record date, 20,256,005 shares of our common stock and 2,778,090 shares of Series A Preferred Stock were outstanding. In accordance with the Idaho Business Corporation Act, our Articles of Incorporation and Bylaws, each outstanding share of common stock and each outstanding share of Series A Preferred Stock, as of the record date of October 1, 2002, entitles the holder to one vote on all matters. There are a maximum of 23,034,095 votes that may be cast at the meeting.


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                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

DIRECTORS.

At the Meeting, four directors are to be elected to hold office until the next Annual Meeting of Stockholders or until the election and qualification of a successor. It is the intention of the persons named in the proxy to vote the proxies that are not marked to the contrary for the election as directors of the persons named below as nominees. If any such nominee refuses or is unable to serve as a director, the persons named as proxies may in their discretion vote for any or all other persons who may be nominated. The four nominees receiving the greatest number of votes cast will be elected directors, if each nominee receives at least a majority of the votes cast.

Director nominees standing for election to serve until the 2003 Annual Meeting are:

                                                                    DIRECTOR
NAME                  AGE  POSITION WITH COMPANY     RESIDENCE      SINCE
-----                 ---  ---------------------     ---------      --------
Douglas G. Hastings   44   Director, President,CEO   Meridian, ID   1999
Gary A. Clayton       44   Director, CTO, VP of Eng. Meridian, ID   1999
Rulon L. Tolman       52   Director, COO, VP of PR,  Boise,    ID   1999
                           and General Manager
David R. Stewart      48   Director                  Boise,    ID   1999

Douglas G. Hastings, Meridian, Idaho, is currently serving as President and CEO of the Company. He received a Micro M.B.A. in May of 1999, and received special training in Robotics, Machine Vision and software controls. Prior to starting R-Tec Corporation in 1995, Mr. Hastings was employed by Hewlett Packard from 1981 to 1995 specializing in electrical and mechanical tool design and controls.

Gary A. Clayton, Meridian, Idaho, is currently serving as Vice President of Engineering for the Company. He received a BS degree in Mechanical Engineering from BYU in 1983. He received training in Robotics and Industrial Controls in 1987 (with honors), and a Masters Degree in Mechanical Engineering in 1993 from the University of Utah. Prior to 1995 (when he helped start R-Tec Corporation), Mr. Clayton was the Engineering Manager for Lynn Industries of Boise, Idaho for a year, and prior thereto was Project Engineer at Thiokol Corporation in Brigham City, Utah, for design, implementation and project management of HVAC system, process equipment, CNC type machine tools, and plant automation.

Rulon L. Tolman, Boise, Idaho, is currently serving as Vice President of Public Relations for the Company. Mr. Tolman was employed with Mutual of New York from 1978 through 2000 in various capacities including Account Executive, Field Underwriter and Sales Manager. Previously Mr. Tolman was a Production Supervisor with Boise Cascade Container Division managing up to 80 employees.

David R. Stewart, Boise, Idaho, is a Certified Public Accountant with more than 20 years experience. He has been President of the accounting firm for the past 6 years. He obtained his BS degree in Accounting in 1979 from the University of Utah.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

During the year ended December 31, 2001, the Board of Directors held seven meetings. All directors, with the exception of William E. Browand, who was not appointed to the Board until July 17, 2001, attended 75% or more of the aggregate of the meetings of the Board and Committees on which they served and during the period for which he was a Board or Committee member, respectively.


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*On or about April 12, 2002, Bill Browand resigned from the Board and his position as Vice President of Sales, citing personal reasons.

The Committees of the Board of Directors during 2001 were the Audit and Compensation Committees.

In 2001, the members of the Audit Committee were Rulon L. Tolman and David R. Stewart, with Robert C. Montgomery as secretary. Mr. Tolman is chairman. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the result when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee also meets with the Company's financial personnel to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors.

The members of the Compensation Committee are Rulon L. Tolman and David R. Stewart, with Robert C. Montgomery as secretary. Mr. Stewart is chairman. The Compensation Committee makes recommendations concerning salaries and incentive compensation, administers and approves stock options under the 2000 Stock Option Plan, determines compensation levels and performs other functions regarding compensation as the Board may delegate. The Compensation Committee met three times in 2001.

DIRECTORS' COMPENSATION.

No cash compensation has been paid to any directors. Each of the initial non-employee directors of the Company was granted a stock option to purchase 15,000 shares of the Company's common stock at $1.00 per share at the time of his initial election or appointment to the Board. For the second year of service on the Board, each non-employee director was granted a stock option to purchase 7,500 shares of the Company's common stock at $1.00 per share. The board decided to increase the option for non-employee directors to 15,000 shares at $0.50 per share for the year 2002. The grants are made in accordance with the terms of the Company's 2000 Stock Option Plan.

EMPLOYMENT AGREEMENT WITH EXECUTIVE OFFICERS

The Company entered into identical 5 year employment contracts with Douglas G. Hastings and Gary A. Clayton. The contracts provide for the payment of a base salary of $81,120 per year and a $25,000 signing bonus. On April 10, 2002, following approval by the Board of Directors, the contracts were amended to increase the respective base salaries to $85,280 per year. In addition, the contracts provide for the payment of health care benefits for the employee, a company car and maintenance expenses, the same employment benefits as provided to other employees and periodic bonuses to be determined by the officers and directors based upon the Company's profitability.

Bill Browand, former board member and Vice President of Sales, also entered into an employment contract with the Company. However, Mr. Browand resigned his position on the Board and terminated his employment with the Company, effective April 12, 2002. Jeanette LaMeire, former Vice President of Marketing, also entered into an employment contract with the Company. However, her employment with the Company was terminated effective April 4, 2002.


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                                 PROPOSAL NO. 2
                              SELECTION OF AUDITORS

The Board of Directors has selected Balukoff, Lindstrom & Co., P.A. ("Balukoff, Lindstrom"), as independent auditors for the Company's 2001 fiscal year. Balukoff, Lindstrom has examined the financial statements of the Company for each of its 1999-2001 fiscal years. Representatives of Balukoff, Lindstrom will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Balukoff, Lindstrom to the stockholders for ratification as a matter of good corporate practice, and recommends that the stockholders vote for approval. If the stockholders fail to ratify the selection, the Board and the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is requested to ratify the selection of Balukoff, Lindstrom & Co., P.A. Abstentions will be counted toward the tabulation of votes cast on this Proposal No. 2 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

                                 PROPOSAL NO. 3
       APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF VOTING COMMON STOCK

In August 2002, the Board of Directors approved and now recommends to the shareholders an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of voting Common Stock from 30,000,000 to 60,000,000 shares.

The Company's current Articles of Incorporation provide that the Company is authorized to issue two classes of stock consisting of 30,000,000 shares of non par value voting Common Stock, and 5,000,000 shares of Preferred Stock. As of the record date, 20,256,005 shares of voting Common Stock have been issued. In addition, 2,778,090 shares of Series A Convertible Preferred shares have been issued. These shares are convertible, at the option of the holder, into shares of common voting stock, at any time on or after December 31, 2002. (Additional conversion rights are contained in the Preferred Stock Amendment to the Company's Articles of Incorporation) The Company has also set aside 2,000,000 shares of voting Common Stock pursuant to its Year 2000 Stock Option Plan for option grants to key employees, officers, directors and consultants of the Company.


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

The shareholders are being asked to approve at the Annual Meeting this amendment. Under the proposed amendment, the first paragraph of Article Second of the Articles of Incorporation would be amended to read as follows:

      "Second: The aggregate number of shares that the Corporation shall have authority to issue is 60,000,000 shares of voting Common Stock, all of which shares shall be of non par value, and 5,000,000 shares of Preferred Stock. The Preferred Stock shall be divided into series. The first series consists of 2,2,778,090 shares with par value of $0.23437 per share, and is designated `Series A Convertible Preferred'. The remaining one or more series shall consist of such number of shares and shall be designated as the Board of Directors shall determine into classes, series, and preferences, limitations, restrictions and relative rights of each class or series of Preferred Stock as authorized in ss.30-1-602 of the Idaho Business Corporation Act."

(all other provisions of Article Second of the Articles of Incorporation shall remain the same)

PURPOSE AND EFFECT OF THE AMENDMENT

The principal purpose of the proposed amendment to the Articles of Incorporation is to authorize additional shares of voting Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends or stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets, to establish a strategic relationship with a corporate partner or similar business transactions. The Board of Directors has no present plan, agreement, or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the shareholders, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of voting Common Stock, except as may be required by applicable law.

The increase in authorized shares of voting Common Stock will not have any immediate effect on the rights of existing shareholders. To the extent that the additional authorized shares are issued in the future, the existing shareholders' percentage equity ownership will decrease and, depending on the price at which shares are issued, could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock. The holders of voting Common Stock have no preemptive rights. The increase in the authorized number of shares of voting Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders by diluting the stock ownership or voting rights of a person seeking to obtain control of the Company.

REQUIRED VOTE

The approval of this amendment to the Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Company's voting Common Stock entitled to vote on this subject matter. Management recommends voting "FOR" approval of the amendment.

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

                               EXECUTIVE OFFICERS

           Name              Age      Position                   Date Appointed
           ----              ---      --------                   --------------

 Douglas G. Hastings         43       President & CEO            Nov.3, 1999

 Gary A. Clayton             43       CTO, VP Engineering        Nov.3, 1999

 Rulon L. Tolman             51       COO,                       Nov.3, 1999
                                      VP Public Relations,
                                      and General Manager

 Robert C. Montgomery        54       Corporate Secretary        Nov.3, 1999

 Michael T. Montgomery       44       CFO,VP Finance,Treas.      Jan. 1, 2001

*William E. Browand          53       VP Sales                   Aug. 17, 2001

*Jeanette LaMeire            49       VP Marketing               Aug. 17, 2001

*William E. Browand left his employment with the Company in the spring of 2002.
 The employment of Jeanette LaMeire was terminated in the spring of 2002.

The directors of the Company are elected to serve until the next annual shareholder's meeting or until their respective successors are elected and qualified. Officers hold office until removal by the Board of Directors.

Family Relationships: Douglas G. Hastings is married to Rena Clayton Hastings, a sister of Gary A. Clayton. Robert C. Montgomery and Michael T. Montgomery are brothers.

Business Experience of Officers and Directors:

The business experience and training for each of the officers who are also directors is set forth above under the section on directors.

Michael T. Montgomery, is presently CFO, Vice President of Finance and Treasurer of the Company. He received a Bachelor of Arts Degree in Finance, with composite minors in Accounting & Economics, from Brigham Young University in 1981. He completed the MBA program at Boise State University in 1986. Prior to his employment with the Company, he was involved in production management for 15 years, financial management 12 years and 1 year international business management and government negotiations.

Robert C. Montgomery, is presently Secretary and General Counsel of the Company. He received his Juris Doctors Degree from the University of Idaho in 1974 and is admitted to practice law in the states of Idaho, Oregon and Washington. He has served as legal counsel to both private and nonprofit corporations. He was a former adjunct professor of Business Law and Ethics at Boise State University, and has practiced law in Idaho since 1974.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by
Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows has failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section 16 reports furnished to the Company for the year ended December 31, 2001, to the Company's knowledge, the following Section 16 reporting requirements applicable to known reporting persons were made: No reports were filed on Form 4 during the year. Form 5 was filed by various individuals showing the following: Douglas G. Hastings acquired options for 50,000 shares at $1.00 per share pursuant to the Company's stock option plan for management; Hastings also acquired 9,237 as a stock dividend from a spin-off transaction and acquired 72,812 shares in a stock for stock exchange for R-Tec Machine Tool, Inc.; Hastings also disposed of 238,188 shares in gift transactions; Gary A. Clayton acquired options for 50,000 shares at $1.00 per share pursuant to the Company's stock option plan for management; Clayton also acquired 9,237 as a stock dividend from a spin-off transaction and acquired 72,812 shares in a stock for stock exchange for R-Tec Machine Tool, Inc.; Clayton also disposed of 238,188 shares in gift transactions; Rulon L. Tolman acquired options for 57,500 shares at $1.00 per share pursuant to the Company's stock option plan for management; William E. Browand acquired an interest in 380,000 shares of common stock in a stock for stock exchange for assets of Browand, LaMeire & Associates, Inc.,(Browand was a director and officer during 2001 but has since resigned and left his employment with the Company); Browland also acquired options for 50,000 shares at $1.00 per share pursuant to the Company's stock option plan for management; Jeanette LaMeire acquired an interest in 380,000 shares of common stock in a stock for stock exchange for assets of Browand, LaMeire & Associates, Inc.,(LaMeire was an officer during 2001, but her employment with the company has since been terminated); LaMeire also acquired options for 50,000 shares at $1.00 per share pursuant to the Company's stock option plan for management; Michael T. Montgomery acquired options for 50,000 shares at $1.00 per share pursuant to the Company's stock option plan for management; Montgomery also received 15,000 shares as a stock bonus for the year. David R. Stewart acquired options for 7,500 shares at $1.00 per share pursuant to the Company's stock option plan for directors; Robert C. Montgomery acquired options for 7,500 shares at $1.00 per share pursuant to the Company's stock option plan as corporate secretary.

AUDITOR FEES

The aggregate fees billed by Balukoff, Lindstrom & Co., P.A., for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB, for the fiscal year ended December 31, 2001, were $27,810.

                             EXECUTIVE COMPENSATION

The following table shows, for each of the three years ended December 31, 2001, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2001 and the prior two years in all capacities, unless such compensation did not exceed $100,000.

                                                                                   Long-term Compensation
                                                                         ----------------------------------------
                                              Annual Compensation                  Awards
                                        ------------------------------   --------------------------
                                                               Other                    Securities        Payouts         All
                                                               Annual    Restricted      Underly-         --------        Other
                                                               Compen-     Stock        ing Options/        LTIP          Comp-
 Name and Principal                      Salary      Bonus     Sation     Award(s)          SARs           Payouts       ensation
      Position               Year         ($)        ($)        ($)         ($)             (#)              ($)           ($)
 ------------------          ----       -------    --------    -------   ----------     ------------      --------       --------
Douglas G. Hastings          2001       $86,386        -0-                                   50,000
                             2000       $80,808    $25,000
                             1999       $82,032        -0-
Gary A. Clayton              2001       $86,386        -0-                                   50,000
                             2000       $80,808    $25,000
                             1999       $82,032        -0-

(1) Douglas G. Hastings, Gary A. Clayton and the Company's other executive officers are each paid directly by the Company's subsidiary, R-Tec Corporation.

(2) The Company was not in existence in 1998. However, its wholly owned subsidiary, R-Tec Corporation has been in business since 1995.

(3) No other executive officers of the Company, except for Hastings and Clayton, received a salary and bonus which added together exceeded $100,000 for the years 1999, 2000 and 2001.

(4) As an additional benefit, Hastings and Clayton both receive the use of a vehicle and gas card paid for by the Company.

The Company, on a discretionary basis, may grant options to its directors, executive officers, consultants and key employees pursuant to the R-Tec Holding, Inc., 2000 Stock Option Plan. As of December 31, 2001, options to purchase 429,600 shares were outstanding with 1,530,400 shares remaining available for grant. Of the 429,600 shares subject to the option plan, 315,000 have been granted to executive officers as indicated in the table below. 60,000 have been granted to non-employee directors of the Company and 54,600 granted to non-executive status employees. The following table provides information concerning 2001 stock option grants to the Company's executive officers.

                                               2001 OPTION GRANTS
-------------------------------------------------------------------------------------------------------------
                                                          Percent of
                                     Number of              Total
                                     Securities          Options/SARs
                                     Underlying           Granted to
                                    Option/SARs           Employees          Exercise or
                                      Granted             In Fiscal           Base Price       Expiration
       Name                             (#)                  Year               ($/Sh)            Date
---------------------               -----------          ------------        -----------       ----------
Doglas G. Hastings                     50,000                                   $1.00             2011
Gary A. Clayton                        50,000                                   $1.00             2011
Rulon L. Tolman                        65,000                                   $1.00             2011
Michael T. Montgomery                  50,000                                   $1.00             2011
Jeanette LaMeire                       50,000                                   $1.00             2011
William E. Browand                     50,000                                   $1.00             2011

There were no executive officers' or directors' stock options exercised in 2000 or in 2001. Executive officers and /or director options remaining outstanding at the end of 2001 were as follows: Douglas G. Hastings, 50,000 shares; Gary A. Clayton, 50,000 shares; Rulon L. Tolman, 65,000 shares; Michael T. Montgomery, 50,000 shares; Jeanette LaMeire, 50,000 shares; William E. Browand, 50,000 shares; David R. Stewart, 22,500 shares and Robert C. Montgomery, 22,500 shares.

AUDIT COMMITTEE REPORT, CHARTER, INDEPENDENCE

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Balukoff, Lindstrom & Co., P.A., the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has received written disclosure and the letter from the auditors required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company and its related entities, and has discussed with the auditors the auditor's independence from the Company. The Audit Committee has considered whether the provision of services by the auditors, other than audit services and review of Forms 10-QSB is compatible with maintaining the auditor's independence.

Based on the review and discussions of the Company's audited financial statements with management and discussion with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

This report is respectfully submitted by the Audit Committee of the Company's Board of Directors:

                    Rulon L. Tolman, Audit Committee Chairman
                    David R. Stewart, Audit Committee Member

AUDIT COMMITTEE CHARTER

The Board of Directors had adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit B.

AUDIT COMMITTEE INDEPENDENCE

Until more outside directors are added to the Company's Board of Directors, the members of the Audit Committee do not meet all of the requirements for independence as set forth in the Listing Standards of the National Association of Securities Dealers.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of October 1, 2002, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock and Series A Preferred Stock by (a) beneficial owners of more than five percent; and (b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(a) BENEFICIAL OWNERS

The following table reflects the ownership by the persons indicated as of September 1, 2002.

a: Beneficial Owners, known to the Company, owning more than 5% of voting securities:

The following table sets forth information regarding the shares of Common Stock and Preferred Stock of the Company that is convertible into common stock, which is presently held beneficially by (i) each director and executive officer of the Company, (ii) all officers and directors as a group, and (iii) each person known by the Company to beneficially own 5% or more of the outstanding shares of the Company's common and preferred stock. Share ownership and subscriptions are reflected as of September 1, 2002.

                                        Amount & Nature
Name and Address                       of Beneficial Owner       Percent of
of Beneficial Owner                    Common - Preferred     Common - Preferred
--------------------------------------------------------------------------------
a. MORE THAN FIVE PERCENT SHAREHOLDERS

L. William Glazier (11)               250,000      568,974       1.23%    20.48%
     121 Tyson Dr.
     Cottage Grove, OR 97424

Ronald J. Tolman   (11)               694,340      599,479       3.43%    21.58%
     2326 Bruins Avenue
     Boise, Idaho 83704

b. DIRECTORS AND EXECUTIVE OFFICERS

Gary A. Clayton (1)((2)(3)          4,337,847          -0-      21.42%      -0-%
     1471 E. Commercial Ave
     Meridian, Idaho 83642

Douglas G. Hastings (1)(2)(4)       4,337,845          -0-      21.42%      -0-%
     1471 E. Commercial Ave
     Meridian, Idaho 83642

Rulon L. Tolman (1)(2)(5)           1,099,250      531,638        4.3%    19.14%
     7213 Potomac Drive
     Boise, Idaho 83704

David R. Stewart (2)(6)               103,490          -0-       0.51%      -0-%
     9486 Fairview Ave
     Boise, Idaho

Michael T. Montgomery (1)(7)          115,000          -0-       0.57%      -0-%
     3072 Maywood Ave.
     Boise, Idaho 83704

William E. Browand  (1)(2)(8)         430,000*         -0-       2.12%      -0-%
     C/O R-Tec Holding, Inc.
     1471 E. Commercial Ave.
     Meridian, Idaho 83642

Jeanette LaMeire  (1)(9)              430,000*         -0-       2.12%      -0-%

Robert C. Montgomery (1)(10)          271,300      149,337       1.34%     5.38%
     2160 S. Twin Rapid Way
     Boise, Idaho 83709

All Officers and Directors
as a Group (7 persons)             10,824,732*   2,778,090      53.44%    24.51%

*William E. Browand left his employment with the Company in the spring of 2002. Jeanette LaMeire's employment with the Company was terminated in the spring of 2002. In addition, Mr. Browand resigned his position on the Board of Directors, effective April 12, 2002, citing personal reasons. 380,000 of the total shares listed as beneficially owned by William E. Browand and Jeanette LaMeire are the same shares and are not counted twice for this calculation. Please refer to notes 8 & 9 for the explanation.

Total Shares Issued and Outstanding  20,256,005   2,778,090

      (1) These individuals are current executive officers of the Company except for William E. Browand and Jeanette LaMeire who left the Company in the spring of 2002

      (2) These individuals are current directors of the Company except for William E. Browand who resigned as a director April 12, 2002.

      (3) The beneficial ownership of Gary A. Clayton includes 100,000 options By grant.

      (4) The beneficial ownership of Douglas G. Hastings includes 100,000 options by grant.

      (4) The beneficial ownership of Rulon L. Tolman includes 120,000 options by grant.

      (6) The beneficial ownership of David R. Stewart includes 37,500 options by grant.

      (7) The beneficial ownership of Michael T. Montgomery includes 65,000 options by grant.

      (8) The beneficial ownership of William E. Browand includes 50,000 options by grant and 380,000 shares of the Company's common stock issued to Browand, LaMeire & Associates, Inc., a corporation of which Mr. Browand and Jeanette LaMeire are each 50% shareholders. The shares were issued pursuant to the terms of an asset purchase agreement between the Company and Browand, LaMeire and Associates.

      (9) The beneficial ownership of Jeanette LaMeire includes 50,000 options by grant and the same 380,000 shares of the Company's common stock issued to Browand, LaMeire & Associates, Inc., a corporation of which Ms. LaMeire is a 50% shareholder as indicated in No. 8 above. The shares were issued pursuant to the terms of an asset purchase agreement between the Company and Browand, LaMeire and Associates.

      (10) The beneficial ownership of Robert C. Montgomery includes 37,500 options by grant.

      (11) If converted to Common Stock at the present conversion ratio, the Preferred Stock would represent approximately 12.1% of the after-conversion issued and outstanding common stock.

(b) CHANGES IN CONTROL. When the Company was formed, shareholders Douglas G. Hastings, Gary A. Clayton, Rulon L. Tolman, Ronald J. Tolman, L. William Glazier, Robert C. Montgomery, George W. Wadsworth and Keith Cline, entered into a voting agreement under which Hastings and Clayton have the right to nominate 3 of the 5 directors and the other named shareholders have the right to nominate 2 of the 5 directors. The combined ownership, which controls a voting percentage of approximately 65%, would then be voted as a block for the nominated directors. The voting agreement is effective for 5 years from August 11, 1999.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS:

a.    Commercial Building Ownership and leases:

R-Tec Corporation, the Company's subsidiary, currently leases the building it presently occupies at 1471 E. Commercial Ave, Meridian, Idaho 83642 from H2C2 & Associates, LLC, an Idaho limited liability company owned by Mr. and Mrs. Hastings and Mr. and Mrs. Clayton under a five year lease ending November 30, 2004, with an option to extend the lease for an additional five years. The rental rate is $5,165 per month subject to annual Cost of Living Index increases.

b.    Stock Transactions with Douglas G. Hastings and Gary A. Clayton.

On November 3, 1999, the Company issued 4,266,797 shares of Common Stock 50% ownership) in a private placement transaction, to Gary A. Clayton and Douglas G. Hastings the two shareholder-owners of R-Tec Corporation, an engineering company located in Meridian, Idaho, in exchange for 80% of the outstanding stock of R-Tec Corporation. In addition, the Company contributed its stock of IntorCorp, Inc. to R-Tec Corporation. On November 4, 1999, R-Tec Corporation redeemed the remaining 20% of R-Tec Corporation stock from the two shareholder-owners for the price of $100,000 paid with an interest bearing promissory note payable from available earnings commencing in January of 2001.

(c)   Purchase of R-Tec Machine Tools by the Company

On July 3, 2001, the Company acquired R-Tec Machine Tool, Inc., an Idaho corporation pursuant to a Share Exchange and Reorganization Agreement by and between the Company and the four individual shareholders of R-Tec Machine Tool. Under the terms of the Agreement, the parties agreed to be bound by and accept the fair market value placed on R-Tec Machine Tool obtained from an independent business appraisal. Consideration for the acquisition was 291,248 shares of the common stock of the Registrant valued at $1.00 per share which the parties agree and acknowledge was the fair market value of the Company's shares as of the date of the Agreement. The Agreement provides for each of the four R-Tec Machine Tool shareholders to receive equal shares of the Company's common stock in the transaction. Two of R-Tec Machine Tool shareholders, Douglas G. Hastings and Gary A. Clayton, are also officers, directors and major shareholders of the Company. The other two shareholders of R-Tec Machine Tool are Walter T. Hinkle and Joseph E. Hawkins. R-Tec Machine Tool is located in the same building used by the Company as its primary business location.

(d)   Purchase of Assets from Browand, LaMeire & Associates

On July 17, 2001, the Company acquired certain assets from Browand, LaMeire & Associates, Inc., an Oregon corporation, pursuant to an Asset Purchase Agreement (the "Agreement") by and between the Company and Browand, LaMeire & Associates and its two shareholders, William E. Browand and Jeanette LaMeire. The Agreement culminated a lengthy period of discussion and negotiation between the parties. Under the terms of the Agreement, the Company acquired certain assets which include the client list and industry contacts, certain items of office equipment and inventory. Consideration for the acquisition was 380,000 shares of the common stock of the Company valued at $1.00 per share which the parties agree and acknowledge was the fair market value of the Company's shares as of the date of the Agreement. The Agreement provides for the shares to be issued in the name of Browand, LaMeire & Associates, Inc. Wlliam E. Browand was initially employed as Vice President of Sales for the Company and Jeanette LaMeire was initially employed as Vice President of Marketing. William E. Browand was also appointed to the board of directors of the Company to fill the vacancy left by the resignation of John R. Hansen, Jr. Browand left his employment with the Company in the spring of 2002. LaMeire's employment with the Company was terminated in the spring of 2002.


                        STOCKHOLDER PROPOSALS AT THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

The Company must receive stockholder proposals submitted for inclusion in the Company's 2002 proxy materials and consideration at the 2002 annual meeting of stockholders no later than March 15, 2003. Stockholder proposals should be submitted to the Secretary of R-Tec Holding, Inc., 1471 E. Commercial Ave., Meridian, Idaho 83642. Any such proposal should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

OTHER MATTERS

The management and Board of Directors of the Company know of no other matters that may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

A copy of the Company's Annual report on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to R-Tec Holding, Inc.,
Attn: Rulon Tolman, 1471 E. Commercial Ave, Meridian, Idaho 83642. A COPY OF ANY EXHIBITS TO FORM 10-KSB MAY ALSO BE OBTAINED BY CONTACTING THE COMPANY AS INDICATED ABOVE AND PAYING FOR THE COMPANY'S COST FOR COPYING SUCH DOCUMENTS.

                               R-TEC HOLDING, INC.
                               DOUGLAS G. HASTINGS
                                 President & CEO

                                                                     EXHIBIT "A"

                                  FORM OF PROXY

Please mark your votes with an [X] as indicated in this example

A VOTE IN FAVOR OF PROPOSALS 1, 2 and 3 IS RECOMMENDED BY THE BOARD OF
DIRECTORS.

1. ELECTION OF DIRECTORS (IF YOU DESIRE TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL MEMBER, STRIKE A LINE THROUGH THE MEMBER'S NAME IN THE LIST BELOW)

      [  ] WITHHOLD AUTHORITY                 [  ] VOTE FOR ALL NOMINEES BELOW
           to vote for all nominees                Douglas G. Hastings
                                                   Gary A. Clayton
                                                   Rulon L. Tolman
                                                   David R. Stewart

2. TO RATIFY THE SELECTION OF BALUKOFF, LINDSTROM & CO., P.A. AS THE COMPANY'S INDEPENDENT AUDITORS.

      [  ] FOR             [  ] AGAINST              [  ] ABSTAIN


3. VOTE TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF VOTING COMMON STOCK FROM 30,000,000 TO 60,000,000 SHARES.

      [  ] FOR             [  ] AGAINST              [  ] ABSTAIN

      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The undersigned acknowledge(s) receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report, each dated October ___, 2002.

      Date_____________________________________________, 2002


      ________________________________________________  SIGNATURE OF STOCKHOLDER

      _______________________________________________  SIGNATURE IF HELD JOINTLY

                               R-TEC HOLDING, INC.
                        THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

      The undersigned, hereby revoking all prior proxies, hereby appoints Douglas G. Hastings, Gary A. Clayton and Rulon L. Tolman and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of R-TEC HOLDING, INC., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of R-TEC HOLDING, INC., to be held on November 19, 2002, and at any adjournment(s)thereof.

      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1, 2 & 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.

                                                                     "Exhibit B"

                               R-Tec Holding, Inc.
                             AUDIT COMMITTEE CHARTER

Role

The Audit Committee of the Board of Directors of R-Tec Holding, Inc. (hereinafter referred to as the "Company") shall be responsible to the Board of Directors for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and shall perform such other duties as may be directed by the Board. The Committee shall maintain free and open communication with the Company's outside auditors and management of the Company and shall meet in executive session at least annually. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. The Board and the Audit Committee have the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The outside auditor is ultimately accountable to the Board of Directors and the Audit Committee as the representatives of the shareholders.

Membership and Independence

The Audit Committee shall include at least three members of the Board of Directors, who are independent directors, each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the above, one director who is not independent as defined in Rule 4200 of the SEC, and is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the Board, under the circumstances, determines that membership on the committee by such individual is required by the best interests of the corporation and its shareholders, and the Board discloses, in its next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Responsibilities

      Internal Control
      ----------------

      o Review the books and accounts of the Company and supervise the financial controls of the Company; participate in the selection of the Company's outside auditors; act upon recommendations of the outside auditors; and take such further actions as the Committee deems necessary to complete an audit of the books and accounts of the Company.

      o Perform additional functions and have such other powers as may be necessary or convenient for the efficient discharge of the foregoing.

      o     Review and reassess the adequacy of this charter on an annual basis.

      Financial Reporting
      -------------------

      o Keep informed of important new pronouncements from the accounting profession and other regulatory bodies, as well as other significant accounting and reporting issues, that may have an impact on the Company's accounting policies and/or financial statements.

      o Review the audited financial statements and management's discussion and analysis of financial condition and results of operations ("MD&A") and discuss them with management and the outside auditors. Such discussions shall include consideration of the quality of the Company's accounting policies and principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgment areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate.

      External Audit

      o Review the performance of the outside auditors and recommend to the Board the outside auditors to be engaged to audit the financial statements of the Company and, if appropriate, the termination of that relationship. In doing so, the Committee will request from the auditors a written affirmation that the auditors are independent, discuss with the auditors any relationships that may impact the auditors' independence (including non-audit services) as contemplated by Independence Standards Board Standard No. 1, and recommend to the Board any actions necessary to oversee the auditors' independence.

      o Oversee the outside auditors' relationship by discussing with the outside auditors the nature, scope and rigor of the audit process, their ultimate accountability is to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee shall receive and review audit reports.

      Reporting to Board of Directors

      o Report to the Board of Directors from time to time, or whenever it shall be called upon to do so.

Members of the Audit Committee as Selected by the Board of Directors for the reporting period January 2000 thru December 2001 shall include the following:

         Rulon L. Tolman

         David R. Stewart

         Robert C. Montgomery, Secretary

Board Approval:


By________________________________________       _______________
      Board Member, President & CEO                   Date